Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                November 30, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Aggressive Growth Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Aggressive Growth Portfolio so that total annual operating expenses do not exceed 1.60% on the Class A Shares and 2.35% on the Class B Shares through the period ending January 31, 2001.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                    Very truly yours,

                                    FREEDOM CAPITAL MANAGEMENT
                                    CORPORATION

                                    By:
                                    Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Aggressive Growth Portfolio


By:
Title:    President

                                                 Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                November 30, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Growth Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Growth Portfolio so that total operating expenses do not exceed 1.60% on the Class A Shares and 2.35% on the Class B Shares through the period ending January 31, 2001.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                              Very truly yours,

                              FREEDOM CAPITAL MANAGEMENT
                              CORPORATION

                              By:
                              Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Growth Portfolio


By:
Title:    President

                                                 Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K



                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                November 30, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Managed Total Return Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Managed Total Return Portfolio so that total operating expenses do not exceed 1.91% on the Class A Shares and 2.66% on the Class B Shares through the period ending January 31, 2001.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                  Very truly yours,

                                  FREEDOM CAPITAL MANAGEMENT
                                  CORPORATION

                                  By:
                                  Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Managed Total Return Portfolio


By:
Title:    President

                                                 Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                November 30, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      International Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the International Portfolio so that total operating expenses do not exceed 2.34% on the Class A Shares and 3.09% on the Class B Shares through the period ending January 31, 2001.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                           Very truly yours,

                           FREEDOM CAPITAL MANAGEMENT
                           CORPORATION

                           By:
                           Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of International Portfolio


By:
Title:    President

                                                 Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                November 30, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Growth with Income Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Growth with Income Portfolio so that total operating expenses do not exceed 1.60% on the Class A Shares and 2.35% on the Class B Shares through the period ending January 31, 2001.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                    Very truly yours,

                                    FREEDOM CAPITAL MANAGEMENT
                                    CORPORATION

                                    By:
                                    Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Growth with Income Portfolio


By:
Title:    President

                                                 Exhibit (d)(vi) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K


                       MASTER INVESTMENT ADVISORY CONTRACT
                                LETTER AGREEMENT

                     Freedom Capital Management Corporation
                                One Beacon Street
                        Boston, Massachusetts 02108-3105


                                November 30, 1999


FundManager Portfolios
One Beacon Street
Boston, Massachusetts 02108

RE:      Bond Portfolio

Dear Sirs:

         Under the Master Investment Advisory Contract between Freedom Capital Management Corporation (the "Adviser") and FundManager Portfolios (the "Trust"), dated May 20, 1998, the Adviser agrees to waive its management fee and limit expenses for the Bond Portfolio so that total operating expenses do not exceed 2.30% on the Class A Shares through the period ending January 31, 2001.

         If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                               Very truly yours,

                               FREEDOM CAPITAL MANAGEMENT
                               CORPORATION

                               By:
                               Title:   Executive Vice President

ACCEPTED:

FUNDMANAGER PORTFOLIOS,
on behalf of Bond Portfolio


By:
Title:    President